4Q 2022 Earnings Presentation February 8th, 2023 Exhibit 99.2

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of new underwriting models and processes, including as to the effectiveness of new custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates, including those associated with CECL accounting; the impact of changes in tax laws, guidance, and interpretations, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The COVID-19 pandemic may impact Regional Management’s operations and financial condition and may also magnify many of the existing risks and uncertainties. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation also contains certain non-GAAP measures.  Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 2

4Q 2022 Financial Highlights Net income of $2.4 million and diluted EPS of $0.25, inclusive of a $2.7 million, or $0.29 per share, reduction from the sale of non-performing loans (1)  Total revenue increased $12.5 million, or 10.5% Interest and fee income up 9.6% due to a 20.7% increase in ANR, inclusive of revenue reversals of $1.9 million resulting from the loan sale  Insurance income, net increased by $1.3 million due to portfolio growth, inclusive of revenue reversals of $0.3 million resulting from the loan sale Provision for credit losses increased $29.8 million, or 96.0%  Net credit losses up $26.9 million from higher ANR and macro conditions Net credit losses up $13.1 million from accelerated charge-offs resulting from the loan sale Decrease in provision of $10.2 million from a reserve release in 4Q 22 of $1.0 million compared to a reserve build in 4Q 21 of $9.2 million 4Q 22 included a reserve release of $11.8 million due to the loan sale Operating expense ratio improved 2.9% from the prior-year period  Revenue increase of $12.5 million and G&A expense decrease of $0.4 million Interest expense increased $7.3 million, or 95.5% Up $2.2 million from favorable market values on interest rate caps in 4Q 21 Increase of $5.0 million on higher interest rates and ANR growth of $282.7 million 3 (1) Accelerated 1Q 2023 charge-offs into 4Q 22 to focus collection efforts on early-stage delinquency

Year-over-year growth rate reduced from credit tightening actions; lower originations were offset by direct mail programs to former borrowers, which perform better than new borrowers 4Q 22 branch and digital originations are down year-over-year 4.3% and 2.1%, respectively Year-over-year origination growth slowed to 8.3% in 4Q 22 from 19.3% in 4Q 21 from tightened credit and focus on former borrowers Proactive growth initiative originations of $48.9 million in 4Q 22 also offset credit tightening 4Q 22 delinquency was 7.1%, which included 20 basis points from three eliminated high APR segments with profitable net credit margins; 4Q 22 delinquency, excluding the loan sale, was 8.0% (non-GAAP) Quarterly Origination Trend Monthly Origination Trend 30+ Day Delinquencies 4 ($ in millions) ($ in millions) ($ in millions) Originations and Delinquency Trend (1) Adjusted to exclude impact related to the loan sale completed in 4Q 22. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (1)

Digital originations are sourced from either our affiliate partnerships or directly from our website, underwritten by our custom credit scorecards, and serviced by our branches Digital originations decreased sequentially in 4Q 22 due to credit tightening; 93% of 4Q 22 digital originations were 600+ FICO vs. 84% in 4Q 19 Digital volume represented 26.5% of our total new borrower volume in 4Q 22 Large loans represented 70.1% of new digitally sourced loans booked in 4Q 22 Digitally Sourced Origination Volume Trend 5 ($ in millions) Digitally Sourced Originations

Controlled Portfolio Growth Generated sequential portfolio growth of $92 million, or 5.7%, in 4Q 22 Achieved year-over-year loan growth of $273 million, or 19.2%, in 4Q 22, down from 30.8% in 1Q 22 as a result of credit tightening for disciplined growth Continued the mix shift toward large loans As of December 31, 2022, 86% of net finance receivables were at or below 36% APR Product Mix 6

Higher ENR Per Branch is Driving Efficiency (1) Same store sales reflect the change in year-over-year sales for the comparable branch base. The comparable branch base includes those branches open for at least one year. 7 ($ in thousands) Branch consolidations and our new state, lighter footprint strategy with larger branches, are driving strong ENR per branch in all age cohorts Same store(1) year-over-year growth rate of 14.8% in 4Q 22 vs. 23.3% in the prior-year period Considerable growth opportunities in our existing branch footprint, particularly from branches opened within the last 3 years

Note: Table above reflects changes in total revenue yield Revenue grew 10.5% year-over-year to a record $132 million in 4Q 22 Total revenue yield decreased 300 basis points and interest and fee yield declined 290 basis points year-over-year due to the loan sale (40 basis points), the credit impact from macro conditions on revenue reversals and non-accrual loans (100 basis points), and the continued mix shift to larger loans and credit tightening on higher rate loans (150 basis points) 4Q 22 loan sale decreased total revenue by $2.2 million and yield by 40 basis points Started re-pricing new originations in the second half of 2022 as a result of the rising rate and macro credit environment, and expect those actions to stabilize yield over the long-term As of December 31, 2022, 86% of net finance receivables were at or below 36% APR  Total Revenue Average Net Finance Receivables Total Revenue and Interest & Fee Yield 8 ($ in millions) ($ in millions) Revenue Up 10.5% on Controlled Receivable Growth (2) (2) (1) Total revenue and interest and fee income each as annualized percentages of average net receivables (2) Adjusted to exclude revenue reversals related to the loan sale completed in 4Q 22. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure.

Recent Credit Trends 4Q 22 delinquency was 7.1%, which included 20 basis points from three eliminated high APR segments with profitable net credit margins; 4Q 22 delinquency, excluding the loan sale, was 8.0% (non-GAAP) Pre-pandemic 30+ days past due was 7.0% in 4Q 19 30+ days past due of $119.8 million compares favorably to loan loss reserves of $178.8 million as of 4Q 22 4Q 22 net credit loss rate was 15.0%, with 3.2% attributable to accelerated charge-offs from the loan sale; excluding the loan sale, net credit loss rate was 11.8% (non-GAAP) which included a 90 basis point impact from three eliminated high APR segments with profitable net credit margins 30+ & 90+ Delinquency Rates ($ in millions) Net Credit Loss Rates (2) (1) Adjusted to exclude the delinquency impact related to the loan sale completed in 4Q 22. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (2) Adjusted to exclude net credit loss impact related to the loan sale completed in 4Q 22. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (1) (1) 9

Reserved For Stressed Credit Losses In 4Q 22, we increased our loan loss reserves by $9.1 million on ENR growth of $91.8 million, increased reserves $1.7 million for macroeconomic impacts, and decreased reserves $11.8 million related to the loan sale. The 4Q 22 ending reserve included $20.7 million, or 11.6% of total loan loss reserves, associated with potential future macroeconomic impacts on credit losses. 10 ($ in millions) Loan Loss Reserves $9.1 million reserve build related to ENR growth $1.7 million reserve build related to macroeconomic impacts $11.8 million reserve release related to the loan sale

Achieving Operating Leverage While Investing in Our Business 4Q 22 operating expense ratio improved 290 basis points from the prior year 4Q 22 includes a reduction to incentive compensation of $3.1 million and an insurance settlement of $0.8 million, which decreased the ratio 90 basis points collectively 4Q 22 revenue increased $12.5 million year-over-year and G&A expense decreased $0.4 million Operating Expense Ratio (2) (3) (1) Annualized general and administrative expenses as a percentage of average net finance receivables (2) Adjusted to exclude severance related to workforce actions of $0.8 million. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (3) Adjusted to exclude incremental deferrals associated with digital loan origination costs of $1.5 million. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (4) Adjusted to exclude costs for discontinuing the retail loan product and acceleration of lease expense associated with relocating our Texas office of $0.6 million. This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. ($ in millions) 11 Operating Expense Improvement (4)

12 4Q 22 interest expense as an annualized percentage of ANR increased 130 basis points year-over-year, 60 basis points of which related to favorable market value increases on interest rate caps in 4Q 21, with the remaining 70 basis points due to higher interest rates on ENR growth Interest Expense ($ in millions) (1) Market value (increase) decrease on interest rate caps (“MTM” or mark-to-market value) (1) Cost of Funds

As of December 31, 2022, total unused capacity was $555 million (subject to borrowing base)  Available liquidity of $101 million as of December 31, 2022 Fixed-rate debt represented 88% of total debt as of December 31, 2022, and had a weighted-average revolving duration of 2.1 years Strong Funding Profile Debt Capacity Fixed vs. Variable Debt Funded Debt Ratios 13 ($ in millions) (1) Weighted-average coupon (2) Private securitization that allows for fixed-rate funding of loans with APRs greater than 36%, resulting in a higher WAC than prior securitizations for funding of loans with APRs at or below 36% (3) This is a non-GAAP measure. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. (4) Annualized interest expense as a percentage of average net finance receivables (2) (1) ($ in millions)

Appendix 14

Significant Capacity to Absorb Losses Trailing twelve months (TTM) from 1Q 22 through 4Q 22 Pre-tax pre-provision income (PTPP) is a non-GAAP measure and is defined as net income, plus income taxes and provision for credit losses. Refer to the Appendix for a reconciliation to the most comparable GAAP measure. Net credit losses as a percentage of average net finance receivables 15

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations 16

Consolidated Income Statements 17

Consolidated Balance Sheets 18

Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures. The company’s management utilizes non-GAAP measures as additional metrics to aid in, and enhance, its understanding of the company’s financial results. The company has presented non-GAAP measures that adjust for workforce actions taken (3Q 20), incremental deferrals associated with digital loan origination costs (3Q 21), costs for discontinuing the retail loan product and acceleration of lease expense associated with relocation of our Texas office (3Q 22), and impacts associated with the loan sale (4Q 22). The company believes that these non-GAAP measures provide useful information by excluding certain material items that may not be indicative of our operating results. As a result, the company believes that the non-GAAP measures that it has presented will aid in the evaluation of the operating performance of the business. In addition, pre-tax pre-provision income and absorption capacity including pre-tax pre-provision income are non-GAAP measures that adjust GAAP measures to exclude income taxes and provision for credit losses. Management uses these absorption measures to evaluate and manage the company’s position to absorb losses. The company also believes that these absorption measures provide useful information to users of the company’s financial statements in the evaluation of its capacity to absorb losses. Furthermore, tangible equity and the funded debt-to-tangible equity ratio are non-GAAP measures that adjust GAAP measures to exclude intangible assets. Management uses these equity measures to evaluate and manage the company’s capital and leverage position. The company also believes that these equity measures are commonly used in the financial services industry and provide useful information to users of the company’s financial statements in the evaluation of its capital and leverage position. Adjusted net income and adjusted diluted net income per common share are non-GAAP measures that adjust GAAP measures to exclude the impacts of the non-performing loan sale. Management uses these adjusted measures to evaluate and manage the company's performance by excluding certain material items that may not be representative of the company’s financial results.  As a result, the company also believes that these adjusted measures will aid users of its financial statements in the evaluation of its operating performance. This non-GAAP financial information should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the company’s non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies. The following tables provide reconciliations of GAAP measures to non-GAAP measures. 19

Non-GAAP Financial Measures (Cont’d) (1)  Interest and fee reversals of $1,914 related to the loan sale  (2)  Average net finance receivables decreased by $7,176 related to the loan sale (3)  Total revenue reversals of $2,185 related to the loan sale  (4)  Net credit losses include $13,105 recognized in 4Q 22 which would have been written off in 1Q 23 under the standard charge-off policy (5)  30+ Delinquent receivables of $17,454 sold as part of the loan sale (6)  Ending net finance receivables decrease resulting from the sale of delinquent receivables of $17,454 (7)  90+ Delinquent receivables of $13,831 sold as part of the loan sale  (8)  Net income decreased by $2,656 related to the loan sale (9)  Diluted EPS decreased by $0.29 related to the loan sale 20 (7) (5) (1) (3) (2) (2) (6) (6) (4) (2) (8) (9)

Non-GAAP Financial Measures (Cont’d) 21 (4) (2) (3) (1) Annualized general and administrative expenses as a percentage of average net finance receivables (2) G&A expense items include severance costs of $778 related to workforce actions (3) G&A expense items include incremental deferrals associated with digital loan origination costs of $1,522 (4) G&A expense items include costs for discontinuing the retail loan product and acceleration of lease expense associated with relocation of Texas office of $559

Non-GAAP Financial Measures (Cont’d) 22 (1) Trailing twelve months (TTM) from 1Q 22 through 4Q 22 (1)

Non-GAAP Financial Measures (Cont’d) 23